UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

LIVE OAK BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)The 2021 Annual Meeting of Shareholders (the "Annual Meeting") of Live Oak Bancshares, Inc. (the "Company") was held on May 11, 2021.  On March 12, 2021, the record date for the Annual Meeting, 41,885,904 shares of the Company’s voting common stock were issued and outstanding, of which 37,892,968 were present for purposes of establishing a quorum.

(b)Shareholders voted on the following matters at the Annual Meeting:

(1)

Shareholders elected Tonya W. Bradford, William H. Cameron, Diane B. Glossman, Glen F. Hoffsis, David G. Lucht, James S. Mahan III, Miltom E. Petty, Neil L. Underwood and William L. Williams III to the Board of Directors for terms of one year;

(2)	Shareholders approved an amendment of the Company’s 2015 Amended and Restated Omnibus Stock Incentive Plan to increase the number of shares of voting common stock issuable under such plan;
(3)	Shareholders approved an amendment and restatement of the Company’s Employee Stock Purchase Plan;
(4)	Shareholders approved a non-binding, advisory proposal to approve compensation paid to the Company’s named executive officers;
(5)	Shareholders ratified Dixon Hughes Goodman LLP as the Company’s independent auditors for 2021.

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	For	Against	Withheld/ Abstain	Broker Non-Votes
Election of Directors
Tonya W. Bradford	32,505,531	—	21,821	5,365,616
William H. Cameron	31,641,687	—	885,665	5,365,616
Diane B. Glossman	31,314,871	—	1,212,481	5,365,616
Glen F. Hoffsis	31,641,309	—	886,043	5,365,616
David G. Lucht	31,341,573	—	1,185,779	5,365,616
James S. Mahan III	31,655,383	—	871,969	5,365,616
Miltom E. Petty	31,465,020	—	1,062,332	5,365,616
Neil L. Underwood	31,695,603	—	831,749	5,365,616
William L. Williams III	31,693,667	—	833,685	5,365,616
Amendment of the Company’s 2015 Amended and Restated Omnibus Stock Incentive Plan	27,001,388	5,476,816	49,148	5,365,616

Amendment and Restatement of the Company’s Employee Stock Purchase Plan	32,466,578	44,859	15,915	5,365,616

Advisory proposal to approve compensation paid to the Company’s named executive officers	30,106,845	2,391,457	29,050	5,365,616

Ratification of the Selection of Dixon Hughes Goodman LLP as Independent Auditors of the Company for 2021	37,711,576	167,770	13,622	—

(c)Not applicable.

(d)Not applicable.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

10.1	Amendment of the Company’s 2015 Omnibus Stock Incentive Plan, as amended and restated

10.2	Amendment and Restatement of the Company’s Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: May 12, 2021	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer